     EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB (the "Report") of Advance Technologies, Inc. (the "Company") for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Feng Zhen Xing,  Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) The Report fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14 , 2007                     /s/ Feng Zhen Xing

                                                            Feng Zhen Xing

         Chief Executive Officer, and Chief Financial Officer